FIRST AMENDMENT TO

                                 LOAN AGREEMENT

                                     BETWEEN

                       STATE STREET BANK AND TRUST COMPANY

                                       AND

                          STORAGE COMPUTER CORPORATION





                                 AUGUST 20, 1996







                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT (this "Amendment") is made and entered into as of August 20, 1996 by and between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110-2804 (the "Bank") and STORAGE
COMPUTER CORPORATION, a Delaware corporation having its principal place of business at 11 Riverside Street, Nashua, New Hampshire 03032 (the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, the Bank and the Borrower are parties to a Loan Agreement dated as of August 4, 1995 (the "Original Loan Agreement"), pursuant to which the Bank has established a line of credit for the Borrower, on the terms and conditions set forth therein, in the maximum principal amount of Six Million Dollars ($6,000,000) (the "Original Line of Credit"); and

         WHEREAS, the Original Line of Credit is evidenced by the Borrower's Line of Credit Note dated August 4, 1995 in the maximum principal amount of $6,000,000 (the "Original Note"); and

         WHEREAS, the Borrower has requested that the Bank (i) increase the Line of Credit from $6,000,000 to $10,000,000, (ii) make letter of credit borrowings available thereunder, and (iii) to make certain other amendments to the Original Loan Agreement as hereinafter set forth; and

         WHEREAS, the Bank is willing to accommodate the Borrower's requests on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Original Loan Agreement or the Affiliate Subordination Agreement, as the context so requires.

         2. The following respective definitions in Section 1.01 of the Original Loan Agreement are hereby replaced in their entirety with the following:

             "Line of Credit" shall mean the line of credit made available to the Borrower under this Agreement in the maximum principal amount of Ten Million Dollars ($10,000,000).

             "Maximum  Line   Availability"   shall  mean  Ten  Million  Dollars
         ($10,000,000).

             "Note" shall mean the unsecured Amended and Restated Line of Credit Note dated the Closing Date (as amended and restated as of August 20, 1996) in the maximum principal amount of Ten Million Dollars ($10,000,000) issued by the Borrower to the Bank in the form of Exhibit A annexed hereto, and all extensions, renewals, modifications, substitutions, restatements, replacements and amendments thereof.

                  "Review Date" shall mean May 31, 1997, the date upon which the Line of Credit shall be due and payable in full, unless the payment thereof is earlier made, whether upon demand, prepayment or otherwise, or unless such date is extended in writing by the Bank in its sole discretion."

         4. There is hereby added the following provision as new Section 2.11 to the Loan Agreement:

         "2.11. LETTERS OF CREDIT; REDUCTION OF AVAILABILITY UNDER THE LINE OF CREDIT.

         (a) STANDBY LETTERS OF CREDIT. If requested by the Borrower prior to the earlier of demand or the Review Date, the Bank will issue one or more standby letters of credit, for the purpose of providing credit support for a Taiwanese supplier relationship, pursuant to one or more of the Bank's standard standby letter of credit agreements, for the account of the Borrower, in amounts in the aggregate not to exceed the lesser of (i) Two Million Dollars ($2,000,000), or (ii) the unused availability under the Maximum Line Availability.

         (b) REDUCTION OF MAXIMUM LINE AVAILABILITY. The face amount of the letters of credit in the aggregate shall reduce the Maximum Line Availability on a dollar for dollar basis.

         (c) EXPIRATION DATES. All such letters of credit shall expire within one year of their issuance.

         (d) LOANS. All amounts paid out under such letters of credit shall be deemed to be Loans, evidenced by the Note.

         (e) FEES. In addition to all other fees and charges payable hereunder and under the Note, the Borrower shall pay to the Bank (i) concurrently with the issuance of each letter of credit, the Bank's standard issuance and transmittal fees, and (ii) while any letter of credit is outstanding for the account of the Borrower, a fee of one and one-half percent (12%) per annum on the face amount of outstanding letters of credit, calculated on the basis of a year of 360 days counting the actual number of days elapsed, shall be payable annually in advance."

         5. Section 7.02 of the Loan Agreement is hereby amended as follows:

         "7.02.  QUICK RATIO. A Quick Ratio greater than or equal to 1.25:1.00."

         6. The Original Note and Exhibit A to the Loan Agreement are hereby amended in their entirety to read as set forth in Attachment I to this Amendment. In order to evidence such changes in the Original Note, the Borrower shall issue to the Bank on the date hereof a new note

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(the  "Replacement  Note")  in the  form  of  Attachment  I  annexed  hereto  in replacement and substitution of the Original Note. The Replacement Note shall not constitute a satisfaction or a novation of the Original Note, but merely a replacement thereof.

         7. To induce the Bank to enter into this Amendment, the Borrower hereby represents and warrants that on the date hereof, there exists neither an "Event of Default" under the Original Loan Agreement, the Original Note or the Affiliate Subordination Agreement (or under any other agreement or document executed in connection with the foregoing), nor any event which would constitute such an Event of Default but for the passage of time, or for the giving of notice, or both. The Borrower hereby restates and reaffirms as of the date hereof all of the representations and warranties set forth in Article III of the Loan Agreement, as amended by this Amendment, except that for the purposes of such restated representations and warranties, all references hereto to the "Agreement" shall be deemed to refer to the Original Loan Agreement as amended hereby, and the use of "hereunder", "herein", and words of similar import shall be deemed to refer to the Original Loan Agreement, as amended hereby, and all references to the Original Note shall be deemed to refer to the Replacement Note. All covenants and agreements of the Borrower contained in Articles V, VI and VII of the Loan Agreement and all Events of Default and remedies contained in Article VIII of the Loan Agreement, except as may be amended hereby, are hereby incorporated in this Amendment by reference as though specifically set forth herein.

         8. The Borrower hereby confirms and agrees that each and every reference to the "Agreement" or the "Loan Agreement" in the Loan Agreement and the Exhibits thereto and in any other loan document executed in connection therewith shall hereinafter be deemed to refer to the Original Loan Agreement as amended hereby.

         9. The Borrower hereby confirms and agrees that each and every reference to the "Note" or the "Line of Credit Note" in the Loan Agreement and the Exhibits thereto and in any other loan document executed in connection therewith shall hereinafter be deemed to refer to the Replacement Note in its new principal amount.

         10. In addition to the conditions set forth in Article IV of the Loan Agreement, the Bank's obligation to enter into this Amendment is subject to the following conditions:

         (i)      the Borrower shall have delivered to the Bank the following:

                  (1) the Replacement Note, an Agreement of Consent, Amendment and Confirmation of Security Documents between the Bank and the Borrower, and such other agreements, documents, certificates, resolutions, schedules and/or exhibits as may be necessary or desirable to further the purposes of this Amendment;

                  (2) any and all amendments to Certificate of Incorporation, if any, since the execution of the Original Loan Agreement, to the extent not previously delivered to the Bank, certified by the Secretary of the State of the Borrower's incorporation;

                                      -4-





                  (3) a certificate of the Secretary of the Borrower certifying as to: (a) the incumbency and signature of its officers; (b) adoption of resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment, the Replacement Note and of all other instruments, agreements, documents or certificates contemplated by the Amendment; and
                  (c) the accuracy and completeness of its charter documents and by-laws as previously delivered to the Bank or as amended; and

                  (4)  such  other  supporting   agreements,   certificates  and
                  documents as the Bank may reasonably request.

         (ii) the Bank shall have received an opinion of counsel to the Borrower to the effect that (a) the execution, delivery and performance by the Borrower of this Amendment, the Replacement Note and any other agreement executed in connection herewith, have been duly authorized by all requisite corporate action of the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, and (b) such other matters as the Bank may reasonably request.

         11. The execution, delivery and performance of this Amendment and the Replacement Note by the Borrower have been duly authorized by all requisite corporate action, are legal, valid and binding on the Borrower, and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, or the organizational documents of the Borrower or any instrument to which the Borrower is a party or by which the Borrower is bound.

         12. The Borrower will pay all out-of-pocket expenses, cost and charges incurred by the Bank (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment and the transactions contemplated hereby and the documents and instruments to be delivered pursuant hereto.

         13. Except as specifically amended hereby, the Original Loan Agreement and Replacement Note and all instruments and documents executed in connection therewith, shall remain in full force and effect, and are hereby ratified and affirmed in all respects.




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                                      -5-




         IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                   STATE STREET BANK AND TRUST COMPANY


                                   By: /s/  L. Dan Lobdell
                                      ------------------------------
                                            L. Dan Lobdell
                                            Vice President

ATTEST:                            STORAGE COMPUTER CORPORATION


/s/ Thomas A. Wooters              By: /s/  Theodore Goodlander
----------------------                ------------------------------
Secretary                                   Theodore Goodlander
                                            Chief Executive Officer



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